UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 24, 2005

Affirmative Insurance Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50795	75-2770432
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4450 Sojourn Drive, Suite 500, Addison, Texas		75001
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-728-6300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 24, 2005, Affirmative Insurance Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2004. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report. The Company held a conference call relating to its financial results for the fourth quarter and year ended December 31, 2004 on February 24, 2005. A transcript of the Company’s earnings call is attached as Exhibit 99.2 to this Current Report.

Due to technical difficulties with the call service, investors were unable to ask questions regarding the contents of the earnings conference call held earlier today. As a result, the Company has scheduled a follow-up call on Monday, February  28, 2005 to provide an opportunity for participants to ask questions regarding the contents of the earnings call held earlier today. A copy of the Company's press release issued on February  24, 2005 announcing this follow-up call is attached as Exhibit  99.3 to this Current Report.

Item 7.01. Regulation FD Disclosure.

On February 24, 2005, the Company issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2004. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report. The Company held a conference call relating to its financial results for the fourth quarter and year ended December 31, 2004 on February 24, 2005. A transcript of the Company’s earnings call is attached as Exhibit 99.2 to this Current Report.

Due to technical difficulties with the call service, investors were unable to ask questions regarding the contents of the earnings conference call held earlier today. As a result, the Company has scheduled a follow-up call on Monday, February 28, 2005 to provide an opportunity for participants to ask questions regarding the contents of the earnings call held earlier today. A copy of the Company’s press release issued on February 24, 2005 announcing this follow-up call is attached as Exhibit 99.3 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

c) Exhibits

99.1 Press release dated February 24, 2005

99.2 Transcript of Fourth Quarter 2004 Earnings Call held on February 24, 2005

99.3 Press release dated February 24, 2005

The information furnished in this report, including the exhibits, shall not be deemed to be incorporated by reference into any of Affirmative’s filings with the SEC under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be “filed” with the SEC under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Affirmative Insurance Holdings, Inc.

February 24, 2005	By:	Timothy A. Bienek

Name: Timothy A. Bienek
Title: Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated February 24, 2005
99.2	Transcript of Fourth Quarter 2004 Earnings Call held on February 24, 2005
99.3	Press release dated February 24, 2005